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                                                                    EXHIBIT 99.2

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
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                                      PROXY

                             WIT SOUNDVIEW GROUP, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 2000



         The undersigned hereby appoints Lloyd H. Feller and Robert C. Mendelson as Proxies, each with power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side of this card, all shares of Common Stock of Wit SoundView Group, Inc. (the "Company"), held of record by the undersigned on _____ __, 2000, at the Special Meeting of Stockholders (the "Special Meeting"), to be held on _____ __, 2000 or any postponements or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT.





------------                                                      ------------
SEE REVERSE                                                       SEE REVERSE
   SIDE                 TO BE SIGNED ON REVERSE SIDE                 SIDE
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                                             SPECIAL MEETING OF STOCKHOLDERS
                                             _____ _____ __, 2000
                                             __:__ A.M. Eastern Standard Time
                                             _________ Hotel
                                             _______________
                                             New York, NY



INSTRUCTIONS FOR VOTING YOUR PROXY

Wit SoundView is now offering stockholders of record three alternative ways of voting your proxies: -BY TELEPHONE (using a touch-tone telephone) -THROUGH THE INTERNET (using a browser) -BY MAIL (traditional method)

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.
----------------
TELEPHONE VOTING                  Available only until 5:00 p.m. Eastern time
----------------                  on ______ __, 2000.
o  This method of voting is available for residents of the U.S. and Canada.
o On a touch tone telephone, call TOLL FREE 1-877-816-0835 24 hours a day, 7 days a week.
o  You will be asked to enter ONLY the control number shown below.
o  Have your proxy card ready, then follow the simple instructions.
o  Your vote will be confirmed and cast as you directed.

----------------
INTERNET VOTING                   Available only until 5:00 p.m. Eastern time
----------------                  on ______ __, 2000
o  Visit our internet voting website at HTTP://PROXY.GEORGESON.COM.
o Enter the Company Number AND Control Number shown below and follow the instructions on your screen.
o  You will incur only your usual internet charges.

----------------
VOTING BY MAIL
----------------
o Simply mark, sign and date your proxy card and return it in the postage-paid envelope.
o  IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL
   YOUR PROXY CARD.



   ----------------                                        -----------------
   COMPANY NUMBER                                           CONTROL NUMBER
   ----------------                                        -----------------




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
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----  Please mark
 X    votes as in
----  this example.
                                                             FOR    WITHHOLD

1.  Approval and adoption of the Agreement and Plan          ----     ----
    of Merger, dated as of May 15, 2000, among Wit
    SoundView, Wit SoundView Corporation and E*OFFERING, including the assumption of E*OFFERING's stock option plans; and


2. In their discretion, upon such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

                                NOTE: PLEASE SIGN EXACTLY AS YOUR
                                NAME APPEARS ON THIS PROXY CARD. ALL
                                JOINT OWNERS SHOULD SIGN. WHEN
                                SIGNING AS EXECUTOR, ADMINISTRATOR,
                                ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                CUSTODIAN FOR A MINOR, PLEASE GIVE
                                FULL TITLE AS SUCH. IF A CORPORATION,
                                NAME AND INDICATE THE SIGNER'S
                                OFFICE. IF A PARTNER, SIGN IN THE
                                PARTNERSHIP NAME.


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                                SIGNATURE


                                -----------------------------------------------
                                SIGNATURE (IF HELD JOINTLY)


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                                DATE